GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
100 PARK AVENUE  NEW YORK, N.Y. 10017


                                        Notice of Annual Meeting of Stockholders

                                                               February 22, 2008
To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 16, 2008 at 10:00 a.m., New York Time, for the purpose of

     (A) Electing directors, nine to be elected by the holders of both the Company's Common Stock and its 5.95% Cumulative Preferred Stock, Series B ("Preferred Stock") voting together as a single class and two to be elected only by the holders of the Company's Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified; and

     (B) Ratifying or rejecting the appointment by the Audit Committee of the Company (which was approved by the Board of Directors of the Company) of the firm of Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2008; and

     (C) Transacting any and all such other business as may properly come before the meeting or any adjournments or postponements thereof in connection with the foregoing or otherwise.

     The Board of Directors unanimously recommends that shareholders vote in favor of items (A) and (B).

     If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope. Registered holders may also vote by telephone or internet through the Company's transfer agent, American Stock Transfer & Trust Co. If you expect to attend the meeting in person, you may complete and sign the accompanying form of proxy and return it in the accompanying envelope prior to the meeting or you may vote in person at the meeting of the specified time.

Important   Notice  Regarding  the  Availability  of  Proxy  Materials  for  the
Shareholder Meeting to be held on April 16, 2008.

     The proxy statement is available at the following website:
     http://www.generalamericaninvestors.com/reports/2008_Proxy.pdf

     The annual report is available at the following website:
     http://www.generalamericaninvestors.com/reports/2007_GAMAnnualRpt.pdf

     The minute books of the Company, containing the minutes of all meetings of the Board of Directors since the last annual meeting of the stockholders, will be presented to the meeting and will be open to the inspection of the stockholders.

     The close of business on February 19, 2008 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

     This notice and related proxy material is expected to be mailed on or about February 25, 2008.

                                             By order of the Board of Directors,


                                             Carole Anne Clementi
                                             Secretary

GENERAL AMERICAN INVESTORS COMPANY, INC.
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100 PARK  AVENUE  NEW YORK, N.Y. 10017






                                 PROXY STATEMENT


                                                               February 22, 2008

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the "Company" or the "Corporation") of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 16, 2008 at 10:00 a.m. (and at any adjournments or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time, insofar as they have not been exercised, by written notice to the Secretary of the Company or by attendance at the Annual Meeting.

The close of business on February 19, 2008 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the nominees named herein and to approve the appointment of Ernst & Young LLP as auditors.

As of February 19, 2008, the Company had outstanding 31,573,058 shares of Common Stock, $1 par value, and 8,000,000 shares of 5.95% Cumulative Preferred Stock, Series B ("Preferred Stock"), $1 par value, each share carrying one vote.

The Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2007, is enclosed in this mailing. This proxy statement and form of proxy are first being mailed to stockholders on or about February 25, 2008. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Carole Anne Clementi, Corporate Secretary of the Company, at 1-800-436-8401.

The Company intends to treat properly executed proxies that are marked "abstain" or "withhold," including "broker non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), as present for purposes of determining the existence of a quorum for the transaction of business. A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy. The election of the Company's directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. Accordingly, votes that are withheld or abstentions from voting are not votes cast "for" a particular matter, and such votes have the same effect as negative votes or votes "against" a particular matter. Because of the routine nature of the items of business presented in this proxy statement, the rules of The New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company's shares to vote their customers' shares on these items of business.

A.   Respecting the Election of Directors

     At the meeting, eleven directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Nine directors are to be elected by the holders of both the Company's Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company's Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. All of the persons named below are incumbent directors. They have agreed to serve if elected. Information in the following table is as of December 31, 2007.

                                    Directors
Name, Address(1), Age,
Position(s) with Company and        Principal Occupation(s)
Length of Time Served(2)            During Past 5 Years                       Other Directorships and Affiliations
---------------------------------------------------------------------------------------------------------------------------
Independent  Directors
---------------------------------------------------------------------------------------------------------------------------
Arthur G. Altschul, Jr.(3) (43)     Managing Member,                   Delta Opportunity Fund, Ltd., Director
Director since 1995                 Diaz & Altschul Capital            Diversified Natural Products, Inc., Director
                                      Management, LLC                  Kolltan Pharmaceuticals, Inc., Chairman, Board of Directors
                                     (private investment company)      Medicis Pharmaceutical Corporation, Director
                                                                       Medrium, Inc., Chairman, Board of Directors
                                                                       National Public Radio Foundation, Trustee
                                                                       Neurosciences Research Foundation, Trustee
                                                                       The Overbrook Foundation, Director

Rodney B. Berens (62)               Founding Partner,                  Agni Capital Management Ltd., Member of Investment Committee
Director since July 2007            Berens Capital Management LLC      Pendragon Capital Management Limited, Non-Executive Director
                                                                       Pierpont Morgan Library, Trustee and Member of Investment
                                                                         Committee
                                                                       The Woods Hole Oceanographic Institute, Trustee and Member of
                                                                         Investment Committee

Lewis B. Cullman (89)               Philanthropist                     Chess-in-the-Schools, Chairman Emeritus
Director since 1961                                                    Metropolitan Museum of Art, Honorary Trustee
                                                                       Museum of Modern Art, Vice Chairman,
                                                                         International Council and Honorary Trustee
                                                                       Neurosciences Research Foundation, Vice Chairman, Board
                                                                         of Trustees
                                                                       The New York Botanical Garden, Senior Vice Chairman,
                                                                         Board of Managers
                                                                       The New York Public Library, Trustee

Gerald M. Edelman (78)              Member, Professor and Chairman     Neurosciences Institute of the Neurosciences Research
Director since 1976                 of the Department of Neurobiology,   Foundation, Director and President
                                    The Scripps Research Institute     NGN Capital, Chairman, Advisory Board
                                                                       Promosome, LLC, Chairman, Scientific Advisory Board

John D. Gordan, III (62)            Partner,
Director since 1986                 Morgan, Lewis & Bockius LLP
                                      (lawyers)

Sidney R. Knafel(3) (77)            Managing Partner,                  IGENE Biotechnology, Inc., Director
Director since 1994                 SRK Management Company             Insight Communications Company, Inc., Chairman, Board
                                      (private investment company)       of Directors
                                                                       VirtualScopics, Inc., Director
                                                                       Vocollect, Inc., Director

Daniel M. Neidich (58)              Founding Partner and Co-Chief      Capmark, Director
Director since July 2007            Executive Officer,                 New York Child Study Center, Director
                                    Dune Capital Management LP         Prep for Prep, Director
                                    (since March 2005)                 Real Estate Roundtable, Director
                                                                       Urban Land Institute, Trustee

                                    Co-Head, Merchant Banking Division
                                    Chairman, Whitehall Investment Committee
                                    Member, Management Committee
                                    Goldman Sachs
                                    (prior to March 2005)

                                  (continued)
2

Name, Address(1), Age,
Position(s) with Company and        Principal Occupation(s)
Length of Time Served(2)            During Past 5 Years                       Other Directorships and Affiliations
---------------------------------------------------------------------------------------------------------------------------
D. Ellen Shuman (52)               Vice President and Chief            Bowdoin College, Trustee
Director since 2004                Investment Officer,                 Edna McConnell Clark Foundation, Investment Advisor
                                   Carnegie Corporation of             The Investment Fund for Foundations - TIFF Advisory
                                   New York                              Services, Director

Joseph T. Stewart, Jr. (78)        Corporate director and trustee      Foundation of the University of
Lead Independent Director                                                Medicine and Dentistry of New Jersey, Trustee
  since July 2007                                                      Marine Biological Laboratory, Member, Advisory Council
Director since 1987                                                    United States Merchant Marine Academy, Member,
                                                                         Board of Advisors
                                                                       United States Merchant Marine Academy Foundation, Trustee

Raymond S. Troubh (81)             Financial Consultant                Diamond Offshore Drilling, Inc., Director
Director since 1989                                                    Gentiva Health Services, Inc., Director
                                                                       Triarc Companies, Inc., Director


Interested Director
----------------------------------------------------------------------------------------------------------------------------
Spencer Davidson(4) (65)            Chairman, President and Chief      Medicis Pharmaceutical Corporation, Director
Chairman of the Board of              Executive Officer,               Neurosciences Research Foundation, Trustee
  Directors since April 2007        General American Investors
Director, President and Chief         Company, Inc.
  Executive Officer since 1995

1  The address of each director is: c/o General American Investors Company, Inc., 100 Park Avenue, 35th
   Floor, New York, NY 10017.
2  Each director is elected for a one year term of office.
3  Messrs. Altschul and Knafel have been designated as the Preferred Stock directors and are to be elected only by the holders of the Company's Preferred Stock.
4  Mr. Davidson is an "interested person," as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Company.

                        Security Ownership of Management
     The following table sets forth certain information as of December 31, 2007 with respect to the beneficial ownership of the Company's Common Stock and Preferred Stock by each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock or Preferred Stock, each director, each officer and all directors and officers of the Company as a group.

                                        Name of                         Amount and Nature of
    Title of Class                 Beneficial Owner                     Beneficial Ownership(1)             Percent of Class
------------------------------------------------------------------------------------------------------------------------------------
    Common Stock            Arthur G. Altschul, Jr.                            690,192(2)                         2.19%
                            Rodney B. Berens                                     8,488                             .03
                            Lewis B. Cullman                                     6,923                             .01
                            Spencer Davidson                                 1,154,178(3)                         3.70
                            Gerald M. Edelman                                    3,037                             .00
                            John D. Gordan, III                                370,739(4)                         1.17
                            Sidney R. Knafel                                    45,434(5)                          .14
                            D. Ellen Shuman                                      1,380                             .00
                            Joseph T. Stewart, Jr.                              16,780                             .05
                            Raymond S. Troubh                                   54,112(6)                          .17
                            Craig A. Grassi                                        267                             .00
                            Maureen E. LoBello                                   1,468(8)                          .00
                            Eugene S. Stark                                        653(9)                          .00
                            Directors and Officers as a Group                1,820,144(10)                        5.76

3

                                        Name of                         Amount and Nature of
       Title of Class              Beneficial Owner                     Beneficial Ownership1             Percent of Class
------------------------------------------------------------------------------------------------------------------------------------
       Preferred Stock      Arthur G. Altschul, Jr.                             98,600(11)                        1.23%
                            Spencer Davidson                                    87,400(12)                        1.09
                            John D. Gordan, III                                  1,000                             .01
                            Joseph T. Stewart, Jr.                               3,000(13)                         .04
                            Carole Anne Clementi                                   100                             .00
                            Peter P. Donnelly                                      400(14)                         .00
                            Craig A. Grassi                                      1,000                             .01
                            Maureen E. LoBello                                   1,008(8)                          .01
                            Directors and Officers as a Group                  105,108(15)                        1.31

1   Unless indicated, the person holding the shares has sole voting and dispositive power over all shares shown.
2   Includes 154,783 share of Common Stock (.49% of the class) over which Mr. Altschul has shared voting power, 225,128 shares of Common Stock (.71% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power and
    308,138 shares of Common Stock (.98% of the class) over which Mr. Altschul has shared voting power and over which Mr.
    Davidson has shared voting and dispositive power.
3   Includes 225,128 shares (.71% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power and 308,138 shares (.98% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
4   Includes 359,733 shares  (1.13% of the class) over which Mr. Gordan has shared voting and dispositive power.  In addition, his holdings include 2,379 shares (.00% of the class) owned by Mr. Gordan's wife in an individual retirement account in which he disclaims any beneficial ownership.
5   Includes 4,632 shares (.01% of the class) in which Mr. Knafel has voting power and disclaims beneficial ownership.
6   Includes 10,357 shares (.03% of the class) held in a limited partnership in which Mr. Troubh has a 42% interest and of which he is the general partner.
7   Shares owned by Mr. Grassi's nephew in a custodial account in which he disclaims any beneficial ownership.
8   Shares owned by Mrs. LoBello's mother in a family trust in which she disclaims any beneficial ownership.
9   Shares owned by Mr. Stark and his wife in a joint tenancy account.
10  Total excludes duplication of 533,266 shares (1.69% of the class) over which both Mr. Altschul and Mr. Davidson share joint vot-
    ing and/or dispositive power.
11  Includes 11,200 shares (.14% of the class) over which Mr. Altschul has shared voting power, 75,400 shares  (.94% of the class)
    over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 12,000 shares (.15% of the class)
    over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
12  Includes 75,400 shares  (.94% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 12,000 shares (.15% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
13  Shares owned by Mr. Stewart's wife in which he disclaims any beneficial ownership.
14  Includes 200 shares (0% of the class) owned by Mr. Donnelly's wife in which he disclaims any beneficial ownership.
15  Total excludes duplication of 87,400 shares (1.09% of the class) over which both Mr. Altschul and Mr. Davidson share joint vot-
    ing and/or dispositive power.

     In addition to the holdings reflected in the foregoing table, the Company has the power to vote 598,038 shares of Common Stock (1.89%) held by the trustee for the Company's Employees' Thrift Plan, as described below.



                         Director Share Ownership Table

     The dollar range of the value of equity securities of the Company beneficially owned by each Director as of December 31, 2007 is as follows:

     Dollar Range of Equity
         Name of Director                                                             Securities in the Company
------------------------------------------------------------------------------------------------------------------------------------
         Independent Directors
         Arthur G. Altschul, Jr.                                                            Over $100,000
         Rodney B. Berens                                                                   Over $100,000
         Lewis B. Cullman                                                                   Over $100,000
         Gerald M. Edelman                                                                  Over $100,000
         John D. Gordan, III                                                                Over $100,000
         Sidney R. Knafel                                                                   Over $100,000
         D. Ellen Shuman                                                                    $10,001-$50,000
         Joseph T. Stewart, Jr.                                                             Over $100,000
         Raymond S. Troubh                                                                  Over $100,000

         Interested Director

         Spencer Davidson                                                                   Over $100,000

4

                Meetings of Committees of the Board of Directors

     During 2007 the Company's Board of Directors held six meetings.

     The Audit Committee consists of the following directors: Chairman: Mr. Sidney R. Knafel, Mr. Arthur G. Altschul, Jr., Mr. Lewis B. Cullman, Mr. John D. Gordan, III and Ms. D. Ellen Shuman. These directors are independent of management and the Company. Each of them is also "independent" as such term is defined in The New York Stock Exchange listing standards applicable to the Company. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter located on the Company's website at www.generalamericaninvestors.com. Generally, the Audit Committee assists the Board of Directors in its oversight of the Company's accounting and financial reporting and internal controls, the independent audit of the Company's financial statements, the selection of the independent auditors and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth as an Exhibit on page 10. The Audit Committee met three times during the fiscal year, on January 17, July 11, and December 12, 2007, and once after the end of the fiscal year, on January 16, 2008.

     The Compensation  Committee consists of the following directors:  Chairman:
Mr. Joseph T. Stewart, Jr., Mr. Arthur G. Altschul, Jr., Mr. Sidney R. Knafel, and Mr. Raymond S. Troubh; and Mr. Lewis B. Cullman and Dr. Gerald M. Edelman, alternates. Generally, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry including information and trends provided by an outside consulting firm, and makes recommendations on matters of compensation to the Board of Directors. The Committee met once during the fiscal year, on December 12, 2007.

     The Compliance Committee consists of the following directors: Chairman: Ms.
D. Ellen Shuman,  Dr. Gerald M. Edelman,  Mr. John D. Gordan, III and Mr. Joseph
T. Stewart, Jr. The organization and responsibilities of the Compliance Committee are set forth in the Compliance Committee Charter located on the Company's website at www.generalamericaninvestors.com. The Compliance Committee was established to oversee management's development and maintenance of a compliance policies and procedures manual, and to review and monitor compliance with those policies and procedures on an ongoing basis. The Compliance Committee meets at least annually to review with management the Company's policies and procedures designed to prevent violations of Federal Securities Laws. The Committee met twice during the fiscal year, on October 10, 2007 and October 15, 2007.

     The Executive Committee consists of the following directors: Chairman: Mr. Joseph T. Stewart, Jr., Mr. Spencer Davidson (an "interested person" of the Company) and Dr. Gerald M. Edelman; and Mr. John D. Gordan, III, alternate. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year.

     The Nominating Committee consists of the following directors (all of the Company's directors who are not "interested persons" of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended):
Chairman: Mr. Arthur G. Altschul, Jr., Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. John D. Gordan, III, Mr. Sidney R. Knafel, Ms. D. Ellen Shuman, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh. The organization and responsibilities of the Nominating Committee are set forth in the Nominating
Committee Charter located on the Company's website at www.generalamericaninvestors.com. Generally, the Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, stockholders. The Committee does not expect to consider self-nominating stockholders. Criteria associated with candidates include factors such as judgment, skill, diversity, experience, the interplay of the candidate's experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the board. All recommendations of a nominee must include biographical data regarding the nominee and the qualifications of the nominee, as well as the basis on which a nominee is or is not an "interested person" of the Company. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee at the office of the Company. The Committee met once during the fiscal year, on January 17, 2007.

     The Pension Committee consists of the following directors: Chairman: Mr. John D. Gordan, III, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, and Mr. Raymond S. Troubh; and Mr. Sidney R. Knafel and Mr. Joseph T. Stewart, Jr., alternates. The organization and responsibilities of the Pension Committee are set forth in the Pension Committee Charter located on the Company's website at www.generalamericaninvestors.com. Generally, the Pension Committee is responsible for oversight of the investment management and general administration of the Company's Employees' Retirement and Thrift Plans. The Committee met twice during the fiscal year, on January 17, 2007 and July 11, 2007.

     During 2007, each Director, attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he/she serves except Messrs. Berens and Neidich, who attended two of the three meetings held during their tenure.

             Stockholder Communications with the Board of Directors

     The Board of Directors provides a process for the Company's Stockholders to send communications to the Board. This can be accomplished by addressing a communication to the Board of Directors or to one or more individual Directors at the office of the Company. Items marked "personal and confidential" would be forwarded to the addressee, unopened; otherwise, communications would be opened and reviewed by the Company's Corporate Secretary who would draft a response with the assistance of other corporate officers and individual Directors (or the entire Board), as deemed necessary. Copies of responses, together with the related original communication, would be provided to each member of the Board, the Chairman of the Board or individual Directors, as deemed appropriate.

     All  Directors  are   encouraged  to  attend  the  annual  meeting  of  the
Stockholders of the Company. Last year, at the Company's annual meeting held on April 11, 2007, all of the Directors were in attendance.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2007 all applicable Section 16(a) filing requirements were met.

                                    Officers

     Officers are elected each year by the Board of Directors at its annual organization meeting in April. In addition to Mr. Spencer Davidson, Chairman, President and Chief Executive Officer of the Company, information with respect to whom is set forth above, the current officers of the Company include the following. The address of each officer is: c/o General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, NY 10017.

     Ms. Carole Anne Clementi, 61, Secretary since October 1994 and, prior thereto, Assistant Secretary from July 1993, has been an employee since 1982.

     Mr. Peter P. Donnelly, 59, Vice-President since January 1991 and, prior thereto, Assistant Vice-President from January 1984, has been the securities trader since 1974.

     Mr. Craig A. Grassi, 39, Assistant Vice-President since January 2005, has been an employee since 1991.

     Ms. Maureen E. LoBello, 57, Assistant Secretary since January 2005, has been an employee since 1992.

     Dr. Sally A. Lynch, 48, Vice-President since January 2006, has been an employee since May 1997. Dr. Lynch is principally responsible for securities in the biotechnology and pharmaceutical industries.

     Ms. Diane G. Radosti, 55, has been Treasurer since January 1990 and was appointed Principal Accounting Officer in 2003. She has been an employee since 1980.

     Mr. Eugene S. Stark, 50, has been Vice-President, Administration and Principal Financial Officer since July 2005. He has been Chief Compliance Officer since January 2006. Prior thereto, he was Chief Financial Officer of Prospect Energy Corporation (2005) and a Vice-President of Prudential Financial, Inc. (1987 to 2004).

     Mr. Jesse R. Stuart, 41, Vice-President since January 2006, has been an employee since March 2003. Mr. Stuart is principally responsible for general industry  securities  analysis.  Prior  thereto he was a  portfolio  manager and
equity   analyst  at  Scudder,   Stevens  and  Clark  and  successor   companies
(1996-2003).

     Mr. Andrew V. Vindigni, 48, Senior Vice-President since December 2006 and, prior thereto, Vice-President since September 1995 and Assistant Vice-President from January 1991, has been a security analyst with the Company since 1988. Mr. Vindigni is principally responsible for securities in the financial services industry.

                             Executive Compensation

     The following table sets forth the compensation received during 2007 from the Company by its three highest-paid officers and by its directors.

                                                                                                              Pension or
                                                                                                              retirement
                                                                                                Aggregate   benefits accrued
Name of individual                Position                                                     compensation   during 2007(1)
-----------------------------------------------------------------------------------------------------------------------------
Spencer Davidson                Chairman, President and Chief Executive Officer, Director (D) $3,350,000        $72,000
Jesse Stuart                    Vice-President                                                 1,900,000         36,000
Andrew V. Vindigni              Senior Vice-President                                          1,500,000         48,000
Arthur G. Altschul, Jr.         Director (A)(B)(E)                                                27,500            -
Rodney B. Berens                Director                                                          10,000            -
Lewis B. Cullman                Director (A)(E)(F)                                                26,250            -
Gerald M. Edelman               Director (C)(D)(E)(F)                                             25,000            -
John D. Gordan, III             Director (A)(C)(E)(F)                                             31,250            -
Sidney R. Knafel                Director (A)(B)(E)                                                27,500            -
Daniel M. Neidich               Director                                                          10,000            -
D. Ellen Shuman                 Director (A)(C)(E)                                                28,250            -
Joseph T. Stewart, Jr.          Director (B)(C)(D)(E)                                             23,250            -
Raymond S. Troubh               Director (B)(E)(F)                                                26,250            -

(A) Member of Audit Committee
(B) Member of Compensation Committee
(C) Member of Compliance Committee
(D) Member of Executive Committee
(E) Member of Nominating Committee
(F) Member of Pension Committee

(1) The amounts shown in this column represent the Company's payments made during 2007 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 2007 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals.

     During 2007, each director who was not a paid officer of the Company received a fee of $15,000 as an annual retainer, a fee of $1,250 for attendance at each Directors' meeting and $1,250 for each Committee meeting which he or she attended in his or her capacity as a Director ($750 if participation was by telephone).

     With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's common stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company.

     The Company has an Employees' Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, beginning in 2000, bonuses for non-highly compensated employees, exclusive of overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $150 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age 65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.

     The  following  table  shows  the  estimated  annual  retirement   benefits
(including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

                                                    Estimated Annual Benefits Based Upon Years of Credited Service
                                                    -----------------------------------------------------------------
     Final Average                                  10                20              30                 40
       Earnings
       $100,000                                  $17,920           $35,840          $53,760           $66,250
        200,000                                   34,210            68,420          102,630           125,980
        300,000                                   50,500           101,000          151,500           185,710
        400,000                                   66,790           133,580          200,370           245,440
        500,000                                   83,080           166,160          249,240           305,170
        600,000                                   99,370           198,740          298,110           364,900

     For each of the officers of the Company listed in the compensation table on page 7, the following indicates his years of credited service in the Company's Retirement Plan and basic salary for 2007. Spencer Davidson (13) $600,000, Andrew V. Vindigni (19) $400,000 and Jesse Stuart (4) $300,000.

     The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Messrs. Davidson, Vindigni and Stuart are participants in both the Excess Contribution and Excess Benefit Plans.

B. Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

     Proposal (B) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) approving the appointment by the Audit Committee of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2008.

          "RESOLVED, that the appointment by the Audit Committee of the firm of Ernst & Young LLP to be the auditors of the Company with respect to its operations for the year 2008 be and it hereby is approved; and further

          "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct an audit, in accordance with auditing standards generally accepted in the United States, of the financial statements of the Company as of and for the year ending December 31, 2008; and further

          "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct a review, in accordance with the standards of the Public Company Accounting Oversight Board (United States), of the interim financial statements of the Company as of and for the six months ending June 30, 2008; and further

          "RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2008; and further

          "RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of
     1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

          "RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements above described and the report of such auditors with respect to the review above described shall be addressed to the Board of Directors of the Company and to the stockholders thereof."

          While the rules under the Investment Company Act of 1940, as amended, would permit the Company not to submit to stockholders the ratification of the selection of Ernst & Young LLP as the Company's auditors, it is being done because it continues the Company's long-standing practice to do so and the Company believes that it is good corporate practice.


                                   Audit Fees

     The aggregate fees paid and accrued by the Company for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the Company's annual financial statements and the review of the Company's semi-annual financial statements for 2007 and 2006 were $91,000 and $80,600, respectively.

                               Audit-Related Fees

     The aggregate fees paid or accrued by the Company for audit-related professional services rendered by Ernst & Young LLP for 2007 and 2006 were $28,800 and $25,400, respectively. Such services and related fees for 2007 and 2006 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($7,300 and $6,400, respectively), review of quarterly employee security transactions and issuance of report thereon ($17,000 and $15,000, respectively) and other audit-related services ($4,500 and $4,000, respectively).

                                    Tax Fees

     The aggregate fees paid or accrued by the Company for professional services rendered by Ernst & Young LLP for the review of the Company's federal, state and city income tax returns and excise tax calculations for 2007 and 2006 were $20,600 and $13,500, respectively.

                                 All Other Fees

     No such fees were billed to the Company by Ernst & Young LLP for 2007 or 2006.

     The   aggregate   fees  paid  or  accrued  by  the  Company  for  non-audit
professional services rendered by Ernst & Young LLP to the Company for 2007 and 2006 were $49,400 and $38,900, respectively.


                       Audit Committee Pre-Approval Policy
     All services to be performed for the Company by Ernst & Young LLP must be pre-approved by the Audit Committee. All services performed during 2007 and 2006 were pre-approved by the Committee.

     A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Christopher D. Votta, Partner, Ernst & Young LLP, 5 Times Square, New York, NY 10036.


C.  Respecting Other Matters Which May Come Before the Meeting

     The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.


                     --------------------------------------

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy material relating to its 2009 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than October 31, 2008, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

     In accordance with a notice sent to certain stockholders of the Company, who share a single address, only one copy of the Proxy Statement and our 2007
Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our 2007 Annual Report, he or she may contact us at General American Investors Company, Inc., 100 Park Avenue, 35th Floor, New York, NY 10017, Attn: Carole Anne Clementi, Corporate Secretary, telephone:
1-800-436-8401, e-mail: InvestorRelations@gainv.com, and we will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact Ms. Clementi, if he or she would like to receive separate proxy statements and annual reports in the future and to revoke his or her consent to householding. If any stockholder revokes his or her consent, we will begin sending such stockholder individual copies of these documents within 30 days after we receive the revocation notice. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting our Corporate Secretary.

     The persons named as appointees for the 2009 annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Company receives notice of the matter by January 14, 2009, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

     The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others, in their names or custody or in the names of nominees, to forward copies of such material to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. The Company may reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.
                     --------------------------------------
9

                                                                         EXHIBIT


                        Report of the Audit Committee of
       The Board of Directors of General American Investors Company, Inc.

     The purposes of the Company's Audit Committee are set forth in the Committee's Charter. The purposes include assisting the Board of Directors in its oversight of the Company's financial reporting process and internal controls, the Company's financial statements and the selection of the Company's independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company's financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.


     In connection with the audited financial statements as of and for the year ended December 31, 2007 included in the Company's Annual Report for the year ended December 31, 2007 (the "Annual Report"), at a meeting held on January 16, 2008, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

     In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, as adopted by the Public Accounting Oversight Board in Rule 3600T, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors' independence and discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Committee's Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report.

     Sidney R. Knafel, Chairman
     Arthur G. Altschul, Jr.
     Lewis B. Cullman
     John D. Gordan, III
     D. Ellen Shuman


     January 16, 2008

                                  COMMON STOCK
                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                100 Park Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Spencer Davidson, Joseph T. Stewart, Jr. and Eugene S. Stark as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all shares of Common Stock of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 16, 2008, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2008 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
COMMENTS:

--------------------------------------------------------------------------------

                       ANNUAL MEETING OF STOCKHOLDERS OF

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                 April 16, 2008

                                  COMMON STOCK
                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the   ----------------------------
----   envelope provided as soon as possible.       |COMPANY NUMBER |          |
                             -or-                   ----------------------------
TELEPHONE - Call toll-free 1-800-PROXIES            |ACCOUNT NUMBER |          |
--------- (1-800-776-9437) in the United States     ----------------------------
or 1-718-921-8500 from foreign countries and follow |               |          |
the instructions. Have your proxy card              ----------------------------
available when you call.
                             -or-
INTERNET - Access "www.voteproxy.com" and follow
-------- the on-screen instructions.  Have your
proxy card available when you access the web page.
                             -or-
IN PERSON - You may vote you shares in person by
--------- attending the Annual Meeting.
--------------------------------------------------------------------------------
You may enter your proxy voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------
|  Please detach along perforated line and mail in the envelope provided IF  |
V  you are not voting via telephone or the Internet.                         V
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. Election of the following nominees as Directors:

                                   NOMINEES:
[ ]FOR ALL NOMINEES               ()Mr. Berens
                                  ()Mr. Cullman
[ ]WITHHOLD AUTHORITY             ()Mr. Davidson
   FOR ALL NOMINEES               ()Dr. Edelman
                                  ()Mr. Gordan
[ ]FOR ALL EXCEPT                 ()Mr. Neidich
  (See instructions               ()Ms. Shuman
   below)                         ()Mr. Stewart
                                  ()Mr. Troubh

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ----------- "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:(o)
-------------------------------------------------------------------------------

2. Ratification of the selection of the Ernst & Young LLP as auditors.
                                                          FOR  AGAINST  ABSTAIN
                                                          [ ]    [ ]      [ ]
--------------------------------------------------------------------------------
3. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
--------------------------------------------------------------------------------

The shares represented by this proxy will be voted as directed by the share-holder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL NOMINEES" in Item 1 and "FOR" Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder____________________ Date:______________________________

Signature of Stockholder____________________ Date:______________________________

    Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 PREFERRED STOCK
                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                              100 Park Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Spencer Davidson, Joseph T. Stewart, Jr. and Eugene S. Stark as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all shares of 5.95% Cumulative Preferred Stock, Series B of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 16, 2008, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2008 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
COMMENTS:

--------------------------------------------------------------------------------

                       ANNUAL MEETING OF STOCKHOLDERS OF

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                 April 16, 2008

                                 PREFERRED STOCK
                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the   ----------------------------
----   envelope provided as soon as possible.       |COMPANY NUMBER |          |
                             -or-                   ----------------------------
TELEPHONE - Call toll-free 1-800-PROXIES            |ACCOUNT NUMBER |          |
--------- (1-800-776-9437) in the United States     ----------------------------
or 1-718-921-8500 from foreign countries and follow |               |          |
the instructions. Have your proxy card              ----------------------------
available when you call.
                             -or-
INTERNET - Access "www.voteproxy.com" and follow
-------- the on-screen instructions.  Have your
proxy card available when you access the web page.
                             -or-
IN PERSON - You may vote you shares in person by
--------- attending the Annual Meeting.
--------------------------------------------------------------------------------
You may enter your proxy voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------
|  Please detach along perforated line and mail in the envelope provided IF  |
V  you are not voting via telephone or the Internet.                         V
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. Election of the following nominees as Directors:

                                   NOMINEES:
[ ]FOR ALL NOMINEES               ()Mr. Altschul
                                  ()Mr. Berens
                                  ()Mr. Cullman
[ ]WITHHOLD AUTHORITY             ()Mr. Davidson
   FOR ALL NOMINEES               ()Dr. Edelman
                                  ()Mr. Gordan
                                  ()Mr. Knafel
[ ]FOR ALL EXCEPT                 ()Mr. Neidich
  (See instructions               ()Ms. Shuman
   below)                         ()Mr. Stewart
                                  ()Mr. Troubh

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ----------- "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:(o)
-------------------------------------------------------------------------------

2. Ratification of the selection of the Ernst & Young LLP as auditors.
                                                          FOR  AGAINST  ABSTAIN
                                                          [ ]    [ ]      [ ]
--------------------------------------------------------------------------------
3. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
--------------------------------------------------------------------------------

The shares represented by this proxy will be voted as directed by the share-holder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL NOMINEES" in Item 1 and "FOR" Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder____________________ Date:______________________________

Signature of Stockholder____________________ Date:______________________________

    Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.